The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.

[LOGO]

PROVIDENT
INVESTMENT COUNSEL
FUNDS

   BALANCED FUND A

   GROWTH FUNDS
   A AND B

   MID CAP FUNDS
   A, B AND C

   SMALL COMPANY
   GROWTH FUNDS
   A, B AND C


PROSPECTUS
MARCH 1, 2000
AS REVISED ON
MAY 1, 2000
AND JUNE 1, 2000

CONTENTS

KEY FACTS                         3     AN OVERVIEW OF THE FUNDS
                                  3     RISK/RETURN SUMMARY
                                  3     THE PRINCIPAL GOALS, STRATEGIES AND
                                        RISKS OF THE FUNDS
                                  6     WHO MAY WANT TO INVEST
                                  6     PERFORMANCE
                                 10     FEES AND EXPENSES
                                 13     STRUCTURE OF THE FUNDS AND
                                        THE PORTFOLIOS
                                 14     MORE INFORMATION ABOUT THE
                                        FUNDS' INVESTMENTS, STRATEGIES
                                        AND RISKS
                                 16     MANAGEMENT
                                 17     THE ADVISOR'S HISTORICAL
                                        PERFORMANCE DATA
YOUR ACCOUNT                     19     WAYS TO SET UP YOUR ACCOUNT
                                 20     CALCULATION OF NET ASSET VALUE
                                 20     DECIDING WHICH FEE STRUCTURE IS
                                        BEST FOR YOU
                                 22     DISTRIBUTION (12B-1) PLANS
                                 22     SHAREHOLDER SERVICES PLAN
                                 23     HOW TO BUY SHARES
                                 23     HOW TO SELL SHARES
                                 25     IMPORTANT REDEMPTION INFORMATION
                                 26     INVESTOR SERVICES
SHAREHOLDER ACCOUNT POLICIES     27     DIVIDENDS, CAPITAL GAINS AND TAXES
                                 27     DISTRIBUTION OPTIONS
                                 27     UNDERSTANDING DISTRIBUTIONS
                                 27     TRANSACTION DETAILS
                                 29     FINANCIAL HIGHLIGHTS

PROSPECTUS                             2

KEY FACTS

AN OVERVIEW OF THE FUNDS

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Funds' Advisor. At December 31, 1999, total assets under PIC's management were over $23 billion.

STRUCTURE: Unlike most mutual funds, each Fund's investment in portfolio securities is indirect. A Fund first invests all of its assets in a PIC Portfolio. The PIC Portfolio, in turn, acquires and manages individual securities. Each Fund has the same investment objective as the PIC Portfolio in which it invests. This is often referred to as a master-feeder fund structure. Investors should carefully consider this investment approach.

The Balanced Fund A (the "Balanced Fund") has the same investment objective and invests in the PIC Balanced Portfolio. The Growth Fund A and Growth Fund B (the "Growth Funds") have the same investment objective and invest in the PIC Growth Portfolio. The Mid Cap Fund A, Mid Cap Fund B and Mid Cap Fund C (the "Mid Cap Funds") have the same investment objective and invest in PIC Mid Cap Portfolio. The Small Company Growth Fund A, Small Company Growth Fund B and Small Company Growth Fund C (the "Small Company Growth Funds") have the same investment objective and invest in the PIC Small Cap Portfolio.

For reasons relating to costs or a change in investment goal, among others, each Fund could switch to another pooled investment company or decide to manage its assets itself. None of the Funds in the Prospectus is currently contemplating such a move.

RISK/RETURN SUMMARY

THE PRINCIPAL GOALS, STRATEGIES AND RISKS OF THE FUNDS

BALANCED FUND

GOAL: Total return -- that is, a combination of income and capital growth, while preserving capital.

STRATEGY: Invest, through the PIC Balanced Portfolio, in a combination of growth stocks and high quality bonds. Although the percentage of assets allocated between equity and fixed-income securities is flexible, depending on market conditions, PIC expects that between 25% and 75% of the Portfolio's assets will be invested in either equity securities or fixed-income securities. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Balanced Portfolio's assets in small, medium and large companies. The Balanced Portfolio will invest only in fixed- income securities that have been rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. The Balanced Portfolio does not stress investments in fixed-income securities of any particular maturity. In selecting fixed-income securities, PIC examines the relationship between long-term and short-term interest rates and the current economic environment.

                                       3                              PROSPECTUS

RISKS: These primary investment risks apply to the Fund: market, bond, small and medium company and high portfolio turnover. See page 5 for these risks and primary investment risks common to all the Funds.

GROWTH FUNDS

GOAL: Long term growth of capital.

STRATEGY: The Growth Funds invest in the PIC Growth Portfolio. The Growth Portfolio invests at least 65% of its assets in growth stocks. PIC defines growth stocks as the stocks of those companies with high rates of growth in sales and earnings, strong financial characteristics, a proprietary product, industry leadership, significant management ownership and well thought out management goals, plans and controls. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Growth Portfolio's assets in small and medium companies. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the domestic equity market in general.

RISKS: These primary investments risks apply to the Funds: market and small and medium company. See page 5 for these risks and primary investment risks common to all of the Funds.

MID CAP FUNDS

GOAL: Long term growth of capital.

STRATEGY: The Mid Cap Funds invest in the PIC Mid Cap Portfolio. The Mid Cap Portfolio invests at least 65% of its assets primarily in the common stock of medium-sized companies at time of initial purchase. Medium-sized companies are those whose market capitalizations at the time of initial purchase are $1 billion to $10 billion and/or those securities included in the Russell Midcap Growth Index. In selecting investments, PIC does an analysis of individual companies and invests in those medium-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

RISKS: These primary investment risks apply to the Funds: market, small and medium company and high portfolio turnover. See page 5 for these risks and primary investment risks common to all of the Funds.

SMALL COMPANY GROWTH FUNDS

GOAL: Long term growth of capital.

STRATEGY: The Small Company Growth Funds invest in the PIC Small Cap Portfolio. The Small Cap Portfolio invests at least 65% of its assets primarily in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization or annual revenues at the time of initial purchase are $50 million to $2 billion. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

RISKS: These primary investment risks apply to the Funds: market, small and medium company and high portfolio turnover. See page 5 for these risks and primary investment risks common to all of the Funds.

PROSPECTUS                             4

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

By itself, no Fund is a complete, balanced investment plan. And no Fund can guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in any of the Funds. For example, the following risks could affect the value of your investment:

MARKET RISK: The value of each Fund's investments will vary from day to day. The value of the Funds' investment generally reflects market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

SMALL AND MEDIUM COMPANY RISK:

Each Fund may invest in the securities of small and medium- sized companies. However, the Mid Cap Funds primarily invest in the securities of medium-sized companies and the Small Company Growth Funds primarily invest in the securities of small-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

BOND RISK: The Balanced Fund invests in bonds. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition. To the extent the Funds invest in mortgage-backed securities, they will be subject to prepayment risk. When interest rates decline, mortgagees often prepay the principal on these securities which may significantly lower their yield.

PORTFOLIO TURNOVER RISK: With the exception of the Growth Funds, the Funds may experience high portfolio turnover. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

                                       5                              PROSPECTUS

WHO MAY WANT TO INVEST

The Balanced Fund may be appropriate for investors who seek long-term total return, but hope to see less fluctuation in the value of their investment.

The Growth Funds may be appropriate for investors who are seeking capital appreciation through a diversified portfolio of securities of companies of any size, but are willing to accept the greater risk of investing in growth stocks.

The Mid Cap Funds may be appropriate for investors who are seeking capital appreciation through a portfolio of medium-size companies and are willing to accept the greater risk of investing in such companies.

The Small Company Growth Funds may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Funds A. The bar charts show how the Funds' total returns have varied from year to year. The tables show the Funds' average returns over time compared with broad-based market indexes. The bar charts do not reflect sales charges, which would lower the returns shown. In prior years, the Mid Cap Fund compared its performance to the Russell Midcap Index. It now compares its performance to the Russell Midcap Growth Index because this Index more accurately reflects the investment policies and strategies of the Fund. This past performance will not necessarily continue in the future. Because the Funds B and Funds C have been in operation for less than a full calendar year, their total return bar chart and performance table have not been included.

PROSPECTUS                             6

                                Balanced Fund A
                        Calendar Year Total Returns (%)

       1993      1994      1995      1996      1997      1998      1999
       ----      ----      ----      ----      ----      ----      ----

       2.69      -3.13     22.31     15.56     22.32     31.12     21.39

Best quarter: up 19.31%, 4th quarter 1999
Worst quarter: down -5.09%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999

                                                               Since Inception
                                           1 Year    5 Years    June 11, 1992
                                           ------    -------    -------------
Balanced Fund A+                           14.41%     21.00%        15.06%

Lipper Balanced Fund Index*                 8.98      16.33         12.80

S&P 500 Index**                            21.14      28.66         21.05

Lehman Brothers Government/
  Corporate Bond Index***                  -2.15       7.61          6.79

S&P 500 Index and Lehman Brothers

Government/Corporate Bond Index****        11.45      20.09         15.22

----------
+     Includes maximum sales charge.
* The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper Analytical Services, Inc. has classified as "balanced." Balanced funds maintain a portfolio of both stocks and bonds, typically with a stock ratio of approximately 60% of assets and a bond ratio of of approximately 40% of assets. The funds in this index have a similar investment objective as the Balanced Funds.
** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies.
*** The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index which is generally regarded as representative of the market for domestic bonds.
**** These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%) rebalanced monthly. This combined index was created by PIC because it reflects the asset allocation between equity and fixed-income securities that PIC intends to maintain.

                                       7                              PROSPECTUS

                                 Growth Fund A
                        Calendar Year Total Returns (%)

                              1998           1999
                              ----           ----
                              39.16          34.35

Best quarter: up 28.97%, 4th quarter 1999
Worst quarter: down -8.78%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999

                                                         Since Inception
                                            1 Year       February 3, 1997
                                            ------       ----------------
Growth Fund A+                              26.63%             28.34%
S&P 500 Index*                              21.14              25.87
Russell 1000 Growth Index**                 33.16              32.22

----------
+     Includes maximum sales charge.
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. ** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a recognized index of large-capitalization companies.

PROSPECTUS                             8

                          Small Company Growth Fund A
                        Calendar Year Total Returns (%)

                                1998      1999
                                ----      ----
                                5.26%     90.87

Best quarter: up 56.66%, 4th quarter 1999
Worst quarter: down -15.72%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999

                                                            Since Inception
                                             1 Year        December 31, 1997
                                             ------        -----------------
Mid Cap Fund A+                              72.79%             47.73%
Russell Midcap Growth Index*                 51.29              33.54

----------
+     Includes maximum sales charge.
* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

                                       9                              PROSPECTUS

                           Small Company Growth Fund A
                         Calendar Year Total Returns (%)

                              1998           1999
                              ----           ----
                              5.26           90.87

Best quarter: up 59.44%, 4th quarter 1999
Worst quarter: down -24.84%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999

                                                            Since Inception
                                             1 Year         February 3, 1997
                                             ------         ----------------
Small Company Growth Fund A+                 79.89%              24.05%
Russell 2000 Growth Index*                   43.09               17.54

----------
+     Includes maximum sales charge.
* The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a recognized index of small-capitalization companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                            Provident    Provident    Provident
                                            Investment   Investment   Investment
                                             Counsel      Counsel      Counsel
                                             Funds A      Funds B      Funds C
                                             -------      -------      -------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                      5.75%        None        None
Maximum deferred sales (load) charge
  (as a percentage of purchase or sale
  price whichever is less)                    None         5.00%       1.00%
Redemption fee                                None**       None        None
Exchange fee                                  None         None        None

----------
** Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

PROSPECTUS                             10

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

                                                                         Small
                                                                        Company
                                        Balanced    Growth    Mid Cap   Growth
                                         Fund A     Fund A    Fund A    Fund A
                                         ------     ------    ------    ------
Management Fee (paid by the Portfolio)    0.60%      0.80%     0.70%     0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                      0.25%      0.25%     0.25%     0.25%
Other Expenses** (paid by the Fund
  and the Portfolio)                      0.60%      1.22%     1.11%     6.00%
Administration Fee to PIC
  (paid by the Fund)                      0.20%      0.20%     0.20%     0.20%
Shareholder Services Fee
  (paid by the Fund)                      0.15%      0.15%     0.15%     0.15%
                                         -----      -----     -----     -----
Total Annual Fund Operating Expenses      1.80%      2.62%     2.41%     7.40%
Expense Reimbursements ***               (0.75%)    (1.27%)   (1.02%)   (5.95%)
                                         -----      -----     -----     -----
Net Expenses                              1.05%      1.35%     1.39%     1.45%
                                         =====      =====     =====     =====


                                                                        Small
                                                                        Company
                                                    Growth    Mid Cap   Growth
                                                    Fund B    Fund B    Fund B
                                                    ------    ------    ------
Management Fee (paid by the Portfolio)               0.80%     0.70%      0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                                 1.00%     1.00%      1.00%
Other Expenses** (paid by the Fund
  and the Portfolio)                                24.68%    94.39%    204.41%
Administration Fee to PIC
  (paid by the Fund)                                 0.20%     0.20%      0.20%
                                                   ------    ------    -------
Total Annual Fund Operating Expenses                26.68%    96.29%    206.41%
Expense Reimbursements ***                         (24.58%)  (94.15%)  (204.11%)
                                                   ------    ------    -------
Net Expenses                                         2.10%     2.14%      2.30%
                                                   ======    ======    =======

----------
* The tables above and the Examples below reflect the expenses of the Funds and the Portfolios.
**    Other Expenses are based on estimated amounts for the current fiscal year.
*** Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2010. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

                                       11                             PROSPECTUS

                                                                     Company
                                                    Mid Cap          Growth
                                                    Fund C           Fund C
                                                    ------           ------
Management Fee (paid by the Portfolio)               0.70%            0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                                 1.00%            1.00%
Other Expenses** (paid by the Fund
  and the Portfolio)                                 1.86%            3.00%
Administration Fee to PIC
  (paid by the Fund)                                 0.20%            0.20%
                                                    -----            -----
Total Annual Fund Operating Expenses                 3.76%            5.00%
Expense Reimbursements ***                          (1.62%)          (2.70%)
                                                    -----            -----
Net Expenses                                         2.14%            2.30%
                                                    =====            =====

----------
* The tables above and the Examples below reflect the expenses of the Funds and the Portfolios.
**    Other Expenses are based on estimated amounts for the current fiscal year.
*** Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2010. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

EXAMPLES: These examples will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that each Fund's annual return is 5% , that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

                                 1 Year     3 Years     5 Years     10 Years
                                 ------     -------     -------     --------
Balanced Fund A                   $676      $  890      $1,121       $1,784
Growth Fund A                     $705      $  978      $1,272       $2,105
Growth Fund B                     $713      $  958      $1,329       $2,431
Mid Cap Fund A                    $708      $  990      $1,292       $2,148
Mid Cap Fund B                    $717      $  970      $1,349       $2,472
Mid Cap Fund C                    $317      $  670        N/A          N/A
Small Company Growth Fund A       $708      $  990      $1,292       $2,148
Small Company Growth Fund B       $733      $1,018      $1,433       $2,636
Small Company Growth Fund C       $333      $  718        N/A          N/A

PROSPECTUS                             12

You would pay the following expenses if you did not redeem your shares:

                                 1 Year     3 Years     5 Years     10 Years
                                 ------     -------     -------     --------
Balanced Fund A                   $676        $890      $1,121       $1,784
Growth Fund A                     $705        $978      $1,272       $2,105
Growth Fund B                     $213        $658      $1,129       $2,431
Mid Cap Fund A                    $708        $990      $1,292       $2,148
Mid Cap Fund B                    $217        $670      $1,149       $2,472
Mid Cap Fund C                    $217        $670        N/A          N/A
Small Company Growth Fund A       $708        $990      $1,292       $2,148
Small Company Growth Fund B       $233        $718      $1,230       $2,636
Small Company Growth Fund C       $233        $718        N/A          N/A

STRUCTURE OF THE FUNDS AND THE PORTFOLIOS

Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

A Portfolio may sell its shares to other funds and institutions as well as to a Fund. All who invest in a Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Funds' prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

                                       13                             PROSPECTUS

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS, STRATEGIES AND RISKS

As described earlier, each Fund invests all of its assets in a PIC Portfolio. This section gives more information about how the PIC Portfolios invest.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls; and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Each Portfolio invests to a limited degree in foreign securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

In determining whether to sell a security, PIC considers the following: (a) a fundamental change in the future outlook of the company based on PIC's research;
(b) the company's performance compared to other companies in its peer group; and
(c) whether the security has reached the target price set by PIC. These considerations are based on PIC's research, including analytical procedures, market research and, although not always possible, meetings or discussions with management of the company.

Each Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests each Portfolio's assets according to its investment strategy. However, each Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, a Fund would not be seeking its investment objective.

PROSPECTUS                             14

PROVIDENT INVESTMENT COUNSEL
BALANCED FUND

The Balanced Fund seeks total return while preserving capital by investing in the PIC Balanced Portfolio. The Balanced Portfolio will attempt to achieve total return through investments in equity and fixed-income securities. The Portfolio's investments in equity securities will principally be in shares of common stock. Although the Portfolio will invest a minimum of 25% of its total assets in fixed-income securities, the percentage of assets allocated between fixed-income and equity securities is flexible.

In selecting investments for the Balanced Portfolio, PIC will include the common stock of companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market general. The Balanced Portfolio will invest in a range of small, medium and large companies.

The Balanced Portfolio will also invest at least 25%, and may invest up to 70%, of its total assets in fixed-income securities, both to earn current income and to achieve gains from an increase in the value of the fixed-income securities. The types of fixed-income securities in which the Balanced Portfolio will invest include U.S. dollar denominated corporate debt securities and U.S. Government securities. The Balanced Portfolio will invest only in fixed-income securities that are rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. Lower-rated securities have higher credit risks. In selecting fixed-income securities, PIC does not stress any particular target maturity. Rather, the Balanced Portfolio will invest in any maturity PIC deems the most favorable at the time.

Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term fixed-income securities are generally more sensitive to interest rate changes than short-term fixed-income securities. In general, prices of fixed-income securities rise when interest rates fall, and vice versa.

In selecting fixed-income securities, PIC does not base its investment decisions on forecasts of future interest rates or economic events. Rather, in selecting fixed-income securities for the Balanced Portfolio, PIC examines the relationship between long-term and short-term interest rates, taking into account historical relationships and the current economic environment. PIC seeks to identify sectors and individual securities within certain sectors, which it has determined are undervalued. PIC's analysis takes into account historical data and current market conditions.

PROVIDENT INVESTMENT COUNSEL
GROWTH FUNDS

The Growth Funds seek long term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in shares of common stock. Under normal circumstances, the Growth Portfolio will invest at least 65% of its assets in shares of common stock. In selecting investments for the Growth Portfolio, PIC will include companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average

                                       15                             PROSPECTUS
relative to its industry peers and the stock market in general.

PROVIDENT INVESTMENT COUNSEL
MID CAP FUNDS

The Mid Cap Funds seek long term growth of capital by investing in the PIC Mid Cap Portfolio, which in turn invests primarily in the common stock of medium-sized companies.

PIC will invest at least 65%, and normally at least 95%, of the Mid Cap Portfolio's total assets in these securities. The Mid Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However they tend to involve less risk than stocks of small companies.

PROVIDENT INVESTMENT COUNSEL
SMALL COMPANY GROWTH FUNDS

The Small Company Growth Funds seek long term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in the common stock of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

MANAGEMENT

PIC is the advisor to the PIC Portfolios, in which the respective Funds invest. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of United Asset Management Corporation (UAM), a publicly owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services. An investment committee of PIC formulates and implements an investment program for each of the Portfolios, including determining which securities should be bought and sold.

Each Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of net assets, net of waiver, the Balanced Portfolio paid PIC 0.32%; the Growth Portfolio paid 0.80% and the Small Cap Portfolio paid 0.80%. For the same period, PIC waived all investment advisory fees due from the Mid Cap Portfolio.

PROSPECTUS                             16

THE ADVISOR'S HISTORICAL
PERFORMANCE DATA

The investment results presented below are not the results of the Funds. They are for composites of all accounts managed by PIC with substantially similar investment objectives and strategies to the Funds.

Composite results have been prepared in accordance with the AIMR Performance Presentation Standards for periods commencing January 1, 1993. Rates of return for the periods prior to 1993 do not comply with the AIMR Standards as they are calculated on an equal weighted basis rather than asset weighted basis. AIMR is a non- profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set for performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investments advisors are directly comparable.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns do not reflect investment management fees and other operating expenses paid by the accounts in the composites. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The composites' returns are calculated on a time-weighted basis.

These composites are unaudited and are not intended to predict or suggest the returns that might be expected for the Funds. Figures reflect average annual returns. Average annual total returns show that cumulative total returns for a stated time period (i.e., 3, 7 or 10 years) have been averaged over the period. You should note that the Funds will compute and disclose average annual return using the standard formula set forth in SEC rules, which differs in certain respects from the methodology used below to calculate PIC's performance. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods, from inception. The calculation provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The formula requires that returns to be shown for the Funds will be net of advisory fees as well as any maximum applicable sales charges and all other Fund operating expenses.

The accounts included in the composites are not mutual funds and are not subject to the same rules and regulations imposed by the 1940 Act and the Internal Revenue Code (for example, diversification and liquidity requirements and restrictions on transactions with affiliates) as the Funds or to the same types of expenses that the Funds pay. These differences might have adversely affected the performance figures shown below. The Indices are not managed and do not pay any fees or expenses.

                                       17                             PROSPECTUS

PERFORMANCE ENDED DECEMBER 31, 1999

                                        1 Year    3 Years    7 Years   10 Years
                                        ------    -------    -------   --------
PIC Balanced Composite                  21.11%     25.86%     17.07%    17.80%
Lipper Balanced Fund Index(1)            8.98      14.69      12.89     12.26
S&P 500 Index(2)                        21.14      27.66      21.59     18.25
Lehman Brothers Government/
  Corporate Bond Index(3)               (2.15)      5.55       6.42      7.65
S&P 500 Index/Lehman Brothers
  Government/Corporate Bond Index(4)    11.45      18.73      15.51     14.11

PIC Large Cap Growth Equity Composite   35.53%     34.91%     21.72%    22.40%
S&P 500 Index(2)                        21.14      27.66      21.59     18.25
Russell 1000 Growth Index(5)            33.16      34.07      23.17     20.32

PIC Mid Cap Growth Equity Composite     85.76%     37.24%     23.30%    24.11%
Russell Midcap Growth Index(6)          51.29      29.77      20.74     18.95

PIC Small Cap Growth Commingled Fund    86.41%     26.00%     24.63%    24.51%
Russell 2000 Growth Index(7)            43.09      17.83      14.87     13.51

----------
(1) The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper Analytical Services, Inc. has classified as "balanced." Balanced funds maintain a portfolio of both stocks and bonds, typically with a stock ratio of approximately 60% of assets and a bond ratio of approximately 40% of assets. The funds in this index have a similar investment objective as the Balanced Funds.
(2) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies.
(3) The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index which is generally regarded as representative of the market for domestic bonds.
(4) These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%) rebalanced monthly. This combined index mirrors the composition of the PIC Balanced Composite.
(5) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a recognized index of larger capitalization companies.
(6) The Russell Midcap Growth Index measures the performance of those companies in the Russell 1000 Growth Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is a recognized index of larger capitalization companies.
(7) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a recognized index of small-capitalization companies.

PROSPECTUS                             18

YOUR ACCOUNT

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).


RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

* INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 701/2with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

* 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations.

* 401(k) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.


GIFTS OR TRANSFERS TO MINOR (UGMA, UTMA) TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).


TRUST
FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened.


BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR OTHER GROUPS

Does not require a special application.

                                       19                             PROSPECTUS

CALCULATION OF NET ASSET VALUE

Once each business day, each Fund calculates its net asset value (NAV). NAV is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. The NAV for Fund A, Fund B and Fund C shares will generally differ because they have different expenses.

DECIDING WHICH FEE STRUCTURE IS BEST FOR YOU

As mentioned earlier, there are Funds A, Funds B and Funds C. While all the Funds invest in the same PIC Portfolio (for example, Mid Cap Fund A, Mid Cap Fund B and Mid Cap Fund C invest in the PIC Mid Cap Portfolio), each Fund has separate sales charge and expense structures. Because of the different expense structures, Fund A, Fund B and Fund C will have different NAVs and dividends.

The principal advantages of Fund A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Fund A shares. The principal advantage of Fund B and Fund C shares is that all of your money is put to work from the outset. The difference between Fund B and Fund C depends on how long you anticipate having your money invested. Generally, if you have a short investment horizon, you might consider purchasing Fund C shares as opposed to Fund B shares.

FUND A SHARES

Fund A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus, including the shares charge. The sales charge declines with the size of your purchase, as shown below:

                             As a % of     As a % of
                             offering        your
Your investment                price       investment
---------------                -----       ----------
Up to $49,999                  5.75%         6.10%
$50,000 to $99,999             4.50%         4.71%
$100,000 to $249,999           3.50%         3.63%
$250,000 to $499,999           2.50%         2.56%
$500,000 to $999,999           2.00%         2.04%
$1,000,000 and over            None*         None*

----------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

FUND A SALES CHARGE WAIVERS

Shares of Fund A may be sold at net asset value (free of any sales charge) to:

(1) shareholders investing $1 million or more; (2) current shareholders of the Balanced, Growth and Small Company Growth Funds A as of June 30, 1998

PROSPECTUS                             20
and the Mid Cap Fund A as of September 30, 1998, and shareholders of the Small Company Growth Fund I who are now shareholders of the Small Company Growth Fund A as a result of the merger; (3) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (4) current or retired registered representatives of broker- dealers having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (5) investors who redeem shares from an unaffiliated investment company which has a sales charge and use the redemption proceeds to purchase Fund A shares within 60 days of the redemption; (6) trustees or other fiduciaries purchasing shares for certain retirement plans or organizations with 60 or more eligible employees;
(7) investment advisors and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (8) employee-sponsored benefit plans in connection with purchases of Fund A shares made as a result of participant-directed exchanges between options in such a plan; (9) "fee based accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Fund A shares; (10) investors making purchases through retail fund "supermarkets"; and (11) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired Fund A shares under circumstances not involving any sales expense to the Trust or the Distributor.

FUND A SALES CHARGE REDUCTIONS

There are several ways you can combine multiples purchases of Fund A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner.

ACCUMULATION PRIVILEGE -- This lets you add the value of shares of any of the Funds A you and your family already own to the amount of your next purchase of Fund A shares for purposes of calculating the sales charge.

LETTER OF INTENT -- This lets you purchase shares of one or more Funds A over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

COMBINATION PRIVILEGE -- This lets you combine shares of one or more Funds A for the purpose of reducing the sales charge on the purchase of Fund A shares.

FUND B AND
FUND C SHARES

The price you will pay to buy Fund B or Fund C shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

                                       21                             PROSPECTUS

You may be charged a contingent deferred sales charge ("CDSC") if you sell your Fund B or Fund C shares within a certain time after you purchased them. There is no CDSC imposed on shares which you acquire by reinvesting your dividends. The CDSC is based on the original cost of your shares or the market value of them when you sell, whichever is less. When you place an order to sell your shares, we will first sell any shares in your account which are not subject to a CDSC. Next we will sell shares subject to the lowest CDSC.

If you sell your Fund C shares within one full year of purchase, you may be charged a 1.00% CDSC.

The CDSC for Fund B shares are as follows:

    Years after
    Purchase                     CDSC
    --------                     ----

        1                        5.00%
        2                        4.00%
        3                        3.00%
        4                        3.00%
        5                        2.00%
        6                        1.00%
        Within the 7th Year      None

After seven years, your Fund B shares automatically will convert to a class of shares with the same investment objective and policies as your Fund. For example, if you own shares of Mid Cap Fund B, they will be converted to a new class of Mid Cap Fund shares to be established. The new class of shares will have lower distribution fees. This will mean that your Fund account will be subject to lower overall charges. The conversion will be a non-taxable event for you.

The CDSC for Fund B and Fund C shares may be reduced or waived under certain circumstances and for certain groups. Call (800) 618-7643 for details.

DISTRIBUTION (12b-1) PLANS

The Trust has adopted plans pursuant to Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of its shares. The plan with respect to Fund A shares provides for the payment of a distribution fee at the annual rate of up to 0.25% of each Fund's average daily net assets. The plans with respect to Fund B and Fund C shares provides for the payment of a distribution fee at the annual rate of up to 0.75% of each Fund's average daily net assets and a service fee at the annual rate of up to 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES PLAN

In addition, the Trust, on behalf of each Fund A, has entered into a Shareholder Services Plan with the Advisor. Under the Shareholder Services Plan, the Advisor will provide, or arrange for others to provide, certain shareholder services to shareholders of each Fund A. The Shareholder Services Plan provides for the payment to the Advisor of a service fee at the annual rate of 0.15% of each Fund A's average daily net assets.

PROSPECTUS                             22

HOW TO BUY SHARES

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                      $2,000
For retirement accounts                 $  500
For automatic investment plans          $  250

TO ADD TO AN ACCOUNT                    $  250
For retirement plans                    $  250
Through automatic investment plans      $  100

MINIMUM BALANCE                         $1,000
For retirement accounts                 $  500

FOR INFORMATION:                        (800) 618-7643

TO INVEST BY MAIL:
      Provident Investment Counsel Funds
      P.O. Box 8943
      Wilmington, DE 19899

BY WIRE:
      Call: (800) 618-7643 to set up an
      account and arrange a wire transfer

BY OVERNIGHT DELIVERY:
      Provident Investment Counsel Funds
      400 Bellevue Parkway
      Wilmington, DE 19809

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. You may be charged a CDSC on the sale of your Fund B or Fund C shares.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

                                       23                             PROSPECTUS

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

*  You wish to redeem more than $100,000 worth of shares,

*  Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

*  The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Funds' Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

*  Your name,

*  Your Fund account number,

*  The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, PIC will send a check to the record address.

MAIL YOUR LETTER TO:
Provident Investment Counsel Funds
P.O. Box 8943
Wilmington, DE 19899

PROSPECTUS                             24

IMPORTANT REDEMPTION INFORMATION

         ACCOUNT TYPE      SPECIAL REQUIREMENTS
         ------------      --------------------

PHONE            All account types   *  Your telephone call must be received by
(800) 618-7643   except retirement      4 p.m. Eastern time to be redeemed on that
                                        day (maximum check request $100,000).

MAIL OR IN       Individual, Joint   *  The letter of instructions must be signed by all
PERSON           Tenant, Sole           persons required to sign for transactions,
                 Proprietorship,        exactly as their names appear on the account.
                 UGMA, UTMA

                 Retirement Account  *  The account owner should complete a retirement distribution form. Call (800) 618-7643 to
                                        request one.

                 Trust               *  The trustee must sign the letter indicating
                                        capacity as trustee. If the trustee's name is
                                        not in the account registration, provide a
                                        copy of the trust document certified within
                                        the last 60 days.

                 Business or         *  At least one person authorized by corporate
                 Organization           resolutions to act on the account must sign
                                        the letter.

                                     *  Include a corporate resolution with
                                        corporate seal or a signature guarantee.

                 Executor,           *  Call (800) 618-7643 for instructions.
                 Administrator,
                 Conservator,
                 Guardian


WIRE             All account types   *  You must sign up for the wire feature before
                 except retirement      using it. To verify that it is in place, call
                                        (800) 618-7643. Minimum redemption wire: $5,000.

                                     *  Your wire redemption request must be received
                                        by the Fund before 4 p.m. Eastern time for
                                        money to be wired the next business day.

                                       25                             PROSPECTUS

INVESTOR SERVICES

PIC provides a variety of services to help you manage your account.

INFORMATION SERVICES PIC'S TELEPHONE REPRESENTATIVES can be reached at (800) 618-7643.

STATEMENTS AND REPORTS that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

*  Annual and semi-annual shareholder reports (every six months)

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your Fund A shares and buy shares of other Funds A, sell your Fund B shares and buy shares of other Funds B or sell your Fund C shares and buy shares of the other Fund C by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, and that they may have tax consequences for you. Also see "Shareholder Account Policies."

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day. This service is available to Fund A account holders only.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

REINVESTMENT AFTER REDEMPTION

If you redeem shares in your Fund A account, you can reinvest within 90 days from the date of redemption all or any part of the proceeds in shares of the same Fund or any other Fund A, at net asset value, on the date the Transfer Agent receives your purchase request. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within ninety days from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege." If your reinvestment is into a new account, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made.

PROSPECTUS                             26

SHAREHOLDER ACCOUNT POLICIES

DIVIDENDS, CAPITAL  GAINS AND TAXES

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

[X] UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions -- including exchanges -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

TRANSACTION DETAILS

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 31% of your taxable distributions and redemptions.

                                       27                             PROSPECTUS

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

*  PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* Each Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

YOU MAY BUY SHARES OF A FUND OR SELL THEM THROUGH A BROKER that has executed an agreement with the Funds to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on

Prospectus                             28
   the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days prior notice of its intention to close your account. You will not be charged a CDSC for a low balance redemption from a Fund B or a Fund C.

Please note this about exchanges

As a shareholder, you have the privilege of exchanging shares of Fund A for shares of other Funds A, shares of Fund B for shares of other Funds B and shares of Fund C for shares of the other Fund C. However, you should note the following:

*  The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

*  Before exchanging into a Fund, read its prospectus.

* Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

* You may exchange Fund A shares only for other Fund A shares. o You may exchange Fund B shares only for other Fund B shares.

*  You may exchange Fund C shares only for the other Fund C shares.

* Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

* Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

FINANCIAL HIGHLIGHTS

These tables show the financial performance for Funds A and Funds B for up to the periods shown. The Funds C are new series of the Trust for which financial highlights are not available. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information for the year ended October 31, 1999 has been audited by PricewaterhouseCoopers LLP, Independent Certified Public Accountants. Their reports and the Funds' financial statements are included in the Annual Reports. The information for periods prior to the year ended October 31, 1999 has been audited by other accountants.

                                       29                             Prospectus

PROVIDENT INVESTMENT COUNSEL FUNDS

                                                             Balanced Fund A
                                       -----------------------------------------------------------
                                        Year         Year         Year         Year        Year
                                        Ended        Ended        Ended        Ended       Ended
                                       10/31/99     10/31/98     10/31/97     10/31/96    10/31/95
                                       --------     --------     --------     --------    --------
Net asset value, beginning of period    $ 16.95      $ 15.51      $ 13.91      $ 13.24     $ 11.24
Income from investment operations:
  Net investment income                    0.22         0.16         0.16         0.14        0.15
  Net realized and unrealized gain
    (loss) on investments                  2.88         2.44         2.64         1.34        2.00
Total from investment operations           3.10         2.60         2.80         1.48        2.15
Less distributions:
  From net investment income              (0.22)       (0.15)       (0.16)       (0.14)      (0.15)
  From net realized capital gains         (1.18)       (1.01)       (1.04)       (0.67)       0.00
Total distributions                       (1.40)       (1.16)       (1.20)       (0.81)      (0.15)
Net asset value, end of period          $ 18.65      $ 16.95      $ 15.51      $ 13.91     $ 13.24

TOTAL RETURN                              19.20%       17.85%       21.76%       11.96%      19.35%
                                        =======      =======      =======      =======     =======
Ratios/supplemental data:
Net assets, end of period (millions)    $  32.3      $  42.0      $  35.3      $  12.9     $  12.5
Ratios to average net assets:**
Expenses after exp. reimbursements         1.05%        1.05%        1.05%        1.05%       1.05%
Expenses before exp. reimbursements        1.80%        1.41%        1.43%        1.72%       2.32%
Net investment income                      1.21%        0.97%        1.10%        1.05%       1.32%
Portfolio turnover rate++                174.19%      111.47%      104.50%       54.24%     106.50%

----------
** INCLUDES THE FUND'S SHARE OF EXPENSES ALLOCATED FROM PIC BALANCED PORTFOLIO. ++ PORTFOLIO TURNOVER RATE OF PIC BALANCED PORTFOLIO, IN WHICH ALL OF THE FUND'S
   ASSETS ARE INVESTED.

Prospectus                             30

PROVIDENT INVESTMENT COUNSEL FUNDS

                                                   Growth Fund A                     Mid Cap Fund A
                                         ----------------------------------      ---------------------
                                           Year        Year         2/3/97*       Year        12/31/97*
                                           ended       ended        through       ended        through
                                         10/31/99     10/31/98     10/31/97      10/31/99     10/31/98
                                         --------     --------     --------      --------     --------
Net asset value, beginning of period     $ 13.67      $ 11.44      $ 10.00       $ 10.53      $ 10.00
Income from investment operations:
  Net investment loss                      (0.12)       (0.07)       (0.03)        (0.11)       (0.03)
  Net realized and unrealized gain
    on investments                          4.37         2.30         1.47          5.45         0.56
Total from investment operations 4.25       2.23         1.44         5.34          0.53
Less distributions:
  From net investment income                0.00         0.00         0.00          0.00         0.00
  From net realized capital gains           0.00         0.00         0.00          0.00         0.00
Total distributions                         0.00         0.00         0.00          0.00         0.00
Net asset value, end of period           $ 17.92      $ 13.67      $ 11.44       $ 15.87      $ 10.53

TOTAL RETURN                               31.09%       19.49%       14.40%++      50.71%        5.30%++
                                         =======      =======      =======       =======      =======
Ratios/supplemental data:
Net assets, end of period (millions)     $   6.8      $   3.7      $   2.2       $  11.9      $   5.7
Ratios to average net assets:
Expenses after exp. reimbursements          1.35%**      1.35%**      1.35%**+    1.39%^      1.04%^+
Expenses before exp. reimbursements         2.62%**      4.06%**      9.97%**+    2.41%^      3.08%^+
Net investment loss                        (0.85%)      (0.68%)      (0.62%)+      (1.03%)      (0.43%)+
Portfolio turnover rate                    80.34%!      81.06%!      67.54%!      144.64%#     166.89%#

*  COMMENCEMENT OF OPERATIONS
+  ANNUALIZED.
++ NOT ANNUALIZED
** INCLUDES THE FUND'S SHARE OF EXPENSES ALLOCATED FROM PIC GROWTH PORTFOLIO.
^ INCLUDES THE FUND'S SHARE OF EXPENSES ALLOCATED FROM PIC MID CAP PORTFOLIO. ! PORTFOLIO TURNOVER RATE OF PIC GROWTH PORTFOLIO, IN WHICH ALL OF THE FUND'S
   ASSETS ARE INVESTED.
# PORTFOLIO TURNOVER RATE OF PIC MID CAP PORTFOLIO, IN WHICH ALL OF THE FUND'S ASSETS ARE INVESTED.

                                       31                             Prospectus

PROVIDENT INVESTMENT COUNSEL FUNDS
                                               Small Company Growth Fund A
                                            --------------------------------
                                             Year         Year       2/3/97*
                                             ended        ended      through
                                            10/31/99     10/31/98    10/31/97
                                            -------      -------     -------
Net asset value, beginning of period        $  8.50      $ 10.42     $ 10.00
Income from investment operations:
  Net investment loss                         (0.30)       (0.12)      (0.03)
  Net realized and unrealized gain
    (loss) on investments                      5.35        (1.80)       0.45
Total from investment operations               5.05        (1.92)       0.42
Less distributions:
  From net investment income                   0.00         0.00        0.00
  From net realized capital gains              0.00         0.00        0.00
Total distributions                            0.00         0.00        0.00
Net asset value, end of period              $ 13.55      $  8.50     $ 10.42

TOTAL RETURN                                  59.41%      (18.43%)      4.20%++
                                            =======      =======     =======
Ratios/supplemental data:
Net assets, end of period (millions)        $   0.9      $   2.7     $   3.1
Ratios to average net assets:#
Expenses after exp. reimbursements             1.55%        1.55%       1.55%+
Expenses before exp. reimbursements            7.40%        4.32%      11.55%+
Net investment loss                           (1.35%)      (1.23%)     (1.14%)+
Portfolio turnover rate!                     133.24%       81.75%     151.52%


*  COMMENCEMENT OF OPERATIONS
+  ANNUALIZED.
# INCLUDES THE FUND'S SHARE OF EXPENSES ALLOCATED FROM PIC SMALL CAP PORTFOLIO. ! PORTFOLIO TURNOVER RATE OF PIC SMALL CAP PORTFOLIO, IN WHICH ALL OF THE
   FUND'S ASSETS ARE INVESTED.
++ NOT ANNUALIZED

Prospectus                             32

PROVIDENT INVESTMENT COUNSEL FUNDS
                                             Growth       Mid Cap  Small Company
                                             Fund B       Fund B      Fund B
                                             ------       ------      ------
                                        March 31, 1999* through October 31, 1999

Net asset value, beginning of period        $ 17.65      $ 13.03     $  9.64
Income from investment operations:
  Net investment income (loss)                (0.07)       (0.02)      (0.06)
  Net realized and unrealized gain
    (loss) on investments                      0.47         2.59        3.69
Total from investment operations               0.40         2.57        3.63
Less distributions:
  From net investment income                   0.00         0.00        0.00
  From net realized capital gains              0.00         0.00        0.00
Total distributions                            0.00         0.00        0.00
Net asset value, end of period              $ 18.05      $ 15.60     $ 13.27

TOTAL RETURN^                                  2.27%       19.72%      37.66%
                                            =======      =======     =======

Ratios/supplemental data:
Net assets, end of period (in 000s)         $ 981.7      $ 731.7     $ 129.6
Ratios to average net assets:**
Expenses after exp. reimbursements+            2.10%        2.14%       2.30%
Expenses before exp. reimbursements+          26.68%       96.29%     206.41%
Net investment income (loss) after exp
  reimbursements+                             (1.70%)      (1.69%)     (2.07%)
Portfolio turnover rate++                     80.34%      144.64%     133.24%


*  COMMENCEMENT OF OPERATIONS
^  NOT ANNUALIZED
+  ANNUALIZED.
** INCLUDES THE FUND'S SHARE OF EXPENSES ALLOCATED FROM THE RELATED PORTFOLIO. ++ PORTFOLIO TURNOVER RATE OF THE FUND'S RELATED PORTFOLIO, IN WHICH ALL OF THE
   FUND'S ASSETS ARE INVESTED.

                                       33                             Prospectus

                          PROVIDENT INVESTMENT COUNSEL
                                      FUNDS
                                 BALANCED FUND A
                              GROWTH FUNDS A AND B
                            MID CAP FUNDS A, B AND C
                     SMALL COMPANY GROWTH FUNDS A, B AND C

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds A and B investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds' reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                          Provident Investment Counsel
                                  P.O. Box 8943
                              Wilmington, DE 19899
                           Telephone: 1-800-618-7643

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.



                                         (The Trust's SEC Investment Company Act
                                                          File No. is 811-06498)

Prospectus                             34